                                                                    EXHIBIT 12.1



                               CENTEX CORPORATION
               CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
                                 TOTAL COMPANY
                     (including CMO's and Savings and Loan)



                                                                                QTR. ENDED           QTR. ENDED          YEAR ENDED
                                                                                 06/30/99             06/30/98            03/31/99
                                                                                ----------           ----------          ----------
FIXED CHARGES


(A) Interest Expensed  and Capitalized                                              28,483               27,778             118,451

(B) Amortized Premiums, Discounts and
       capitalized interest related to indebtedness                            included in (A)    included in (A)    included in (A)

(C) An estimate of the interest within
       rental expense                                                                2,551                1,904              10,457

(D) Preference security dividend requirements
       of consolidated subsidiaries                                                    N/A                  N/A                 N/A

Additional Adjustments:
    External Interest (CMO's)                                                           --                   --                  --
    Amortization of discount and capitalized expense (CMO's)                            --                   --                  --
                                                                                ----------           ----------          ----------

TOTAL FIXED CHARGES                                                             $   31,034           $   29,682          $  128,908
                                                                                ==========           ==========          ==========

EARNINGS



ADD:
(A)  Pre-tax earnings                                                               93,110               76,722             373,294

Add back:  minority interest in consolidated subsidiaries                           14,114               12,408              53,613

Adjust for income or loss from equity investees
Subtract : CDC earnings (add back losses)                                              (20)                 346                (430)
Subtract : CXP earnings                                                                 --                   --                  --
                                                                                ----------           ----------          ----------

                                                                                   107,204               89,476             426,477

(B)  Add back: fixed charges                                                        31,034               29,682             128,908

(C)  Add back: Amortization of capitalized interest                                     --                   --                  --

(D)  Add back: distributed income of equity investee                                   N/A                  N/A                 N/A

(E)  Your share of pre-tax losses of equity investees for which charges arising from guarantees are included
       in fixed charges.                                                                --                   --                  --
                                                                                ----------           ----------          ----------

                                                                                   138,238              119,158             555,385

SUBTRACT
(A)  Capitalized Interest                                                               --                   --                  --

(B)  Preference security dividend requirements of
       consolidated subsidiaries                                                       N/A                  N/A                 N/A

(C)  Minority interest in pre-tax income of subsidiaries
       that have not incurred fixed charges                                             --                   --                  --
                                                                                ----------           ----------          ----------



NET EARNINGS                                                                    $  138,238           $  119,158          $  555,385
                                                                                ==========           ==========          ==========



RATIO                                                                                 4.45                 4.01                4.31


CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TOTAL COMPANY
(including CMO's and Savings and Loan)                             YEAR ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                    03/31/98       03/31/97          03/31/96          03/31/95
                                                                   ----------     ----------        ----------        ----------
FIXED CHARGES


(A)   Interest Expensed  and Capitalized                               78,128         65,517            69,724            58,771

(B)   Amortized Premiums, Discounts and
       capitalized interest related to indebtedness              included in (A)  included in (A)  included in (A)  included in (A)

(C)   An estimate of the interest within
       rental expense                                                  7,886           6,182             4,331             5,162

(D)   Preference security dividend requirements
       of consolidated subsidiaries                                      N/A             N/A               N/A               N/A

Additional Adjustments:
    External Interest (CMO's)                                             --              --               973             1,267
    Amortization of discount and capitalized expense (CMO's)              --              --                86               136
                                                                   ----------     ----------        ----------        ----------

TOTAL FIXED CHARGES                                                $   86,014     $   71,699        $   75,114        $   65,336
                                                                   ==========     ==========        ==========        ==========


EARNINGS



ADD:
(A)  Pre-tax earnings                                                231,634         163,734            87,786           145,788

Add back:  minority interest in consolidated subsidiaries             43,447          31,690                --                --

Adjust for income or loss from equity investees
Subtract : CDC earnings (add back losses)                             (3,577)           (925)             (277)              727
Subtract : CXP earnings                                                   --              --           (25,628)          (16,577)
                                                                   ----------     ----------        ----------        ----------

                                                                     271,504         194,499            61,881           129,938

(B)  Add back: fixed charges                                          86,014          71,699            75,114            65,336

(C)  Add back: Amortization of capitalized interest                       --              --                --                --

(D)  Add back: distributed income of equity investee                     N/A             N/A               N/A               N/A

(E)  Your share of pre-tax losses of equity investees for
       which charges arising from guarantees are included
       in fixed charges.                                                  --              --                --                --
                                                                   ----------     ----------        ----------        ----------

                                                                     357,518         266,198           136,995           195,274

SUBTRACT
(A)  Capitalized Interest                                                 --              --                --                --

(B)  Preference security dividend requirements of
      consolidated subsidiaries                                          N/A             N/A               N/A               N/A

(C)  Minority interest in pre-tax income of subsidiaries
      that have not incurred fixed charges                                --              --                --                --



NET EARNINGS                                                       $ 357,518      $  266,198        $  136,995        $  195,274
                                                                   ==========     ==========        ==========        ==========



RATIO                                                                   4.16            3.71              1.82              2.99

                               CENTEX CORPORATION
               CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
                                  TRADITIONAL
                     (Excluding CMO's and Savings and Loan)



                                                                                QTR. ENDED        QTR. ENDED        YEAR ENDED
                                                                                 06/30/99          06/30/98          03/31/99
                                                                                ----------        ----------        ----------
FIXED CHARGES


(A) Interest Expensed and Capitalized                                               11,828             8,193            41,581

(B) Amortized Premiums, Discounts and
       capitalized interest related to indebtedness                          included in (A)   included in (A)    included in (A)

(C) An estimate of the interest within
       rental expense                                                                2,551             1,904            10,457

(D) Preference security dividend requirements
      of consolidated subsidiaries                                                     N/A               N/A               N/A

                                                                                ----------        ----------        ----------

TOTAL FIXED CHARGES                                                             $   14,379        $   10,097        $   52,038
                                                                                ==========        ==========        ==========


EARNINGS



ADD:
(A) Pre-tax earnings                                                                93,110            76,722           373,294

Add back:  minority interest in consolidated subsidiaries                           14,114            12,408            53,613

Adjust for income or loss from equity investees
Subtract:  Financial Services earnings                                             (20,723)          (23,712)          (92,309)
Subtract : CDC earnings (add back losses)                                              (20)              346              (430)
Subtract : CXP earnings                                                                 --                --                --

Adjust for CFMC (earnings) loss                                                        (52)              (50)             (203)
                                                                                ----------        ----------        ----------

                                                                                    86,429            65,714           333,965

(B) Add back: fixed charges                                                         14,379            10,097            52,038

(C) Add back: Amortization of capitalized interest                                      --                --                --

(D) Add back: distributed income of equity investee                                    N/A               N/A               N/A

(E) Your share of pre-tax losses of equity investees for which charges arising from guarantees are included
    in fixed charges.                                                                  --                --                --
                                                                                ----------        ----------        ----------

                                                                                   100,808            75,811           386,003

SUBTRACT
(A) Capitalized Interest                                                                --                --                --

(B) Preference security dividend requirements of
      consolidated subsidiaries                                                        N/A               N/A               N/A

(C) Minority interest in pre-tax income of subsidiaries
       that have not incurred fixed charges                                             --                --                --
                                                                                ----------        ----------        ----------


TOTAL EARNINGS                                                                  $  100,808        $   75,811        $  386,003
                                                                                ==========        ==========        ==========



RATIO OF EARNINGS TO FIXED CHARGES                                                    7.01              7.51              7.42


CENTEX CORPORATION
CALCULATION OF RATIO OF EARNINGS TO FIXED CHARGES
TRADITIONAL
(Excluding CMO's and Savings and Loan)                             YEAR ENDED     YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                                    03/31/98       03/31/97          03/31/96          03/31/95
                                                                   ----------     ----------        ----------        ----------
FIXED CHARGES


(A) Interest Expensed and Capitalized                                  33,256         34,062            40,862            33,014

(B) Amortized Premiums, Discounts and
       capitalized interest related to indebtedness              included in (A)  included in (A)  included in (A)  included in (A)

(C) An estimate of the interest within
       rental expense                                                   7,886          6,186             4,331             5,162

(D) Preference security dividend requirements
       of consolidated subsidiaries                                       N/A            N/A               N/A               N/A
                                                                   ----------     ----------        ----------        ----------

TOTAL FIXED CHARGES                                                $   41,142     $   40,248        $   45,193        $   38,176
                                                                   ==========     ==========        ==========        ==========


EARNINGS



ADD:
(A)  Pre-tax earnings                                                 231,634        163,734            87,786           145,788

Add back:  minority interest in consolidated subsidiaries              43,447         31,690                --                --

Adjust for income or loss from equity investees
Subtract:  Financial Services earnings                                (31,371)       (24,410)          (17,155)           (9,399)
Subtract : CDC earnings (add back losses)                              (3,577)          (925)             (277)              727
Subtract : CXP earnings                                                    --             --           (25,628)          (16,577)

Adjust for CFMC (earnings) loss                                          (191)          (191)              (15)              (21)
                                                                   ----------     ----------        ----------        ----------

                                                                      239,942        169,898            44,711           120,518

(B)  Add back: fixed charges                                           41,142         40,248            45,193            38,176

(C)  Add back: Amortization of capitalized interest                        --             --                --                --

(D)  Add back: distributed income of equity investee                      N/A            N/A               N/A               N/A

(E)  Your share of pre-tax losses of equity investees for
     which charges arising from guarantees are included
     in fixed charges.                                                    --             --                --                --
                                                                   ----------     ----------        ----------        ----------

                                                                      281,084        210,146            89,904           158,694

SUBTRACT
(A)  Capitalized Interest                                                  --             --                --                --

(B)  Preference security dividend requirements of
      consolidated subsidiaries                                           N/A            N/A               N/A               N/A

(C)  Minority interest in pre-tax income of subsidiaries
      that have not incurred fixed charges                                 --             --                --                --
                                                                   ----------     ----------        ----------        ----------



TOTAL EARNINGS                                                     $  281,084     $  210,146        $   89,904        $  158,694
                                                                   ==========     ==========        ==========        ==========



RATIO OF EARNINGS TO FIXED CHARGES                                       6.83           5.22              1.99              4.16